John Deere Owner Trust 1999-A                    Exhibit 99.3
Servicer's Certificate

$167,300,000 Class A-1 4.9988% Asset Backed Notes
    due June 19, 2000
$262,000,000 Class A-2 5.4660% Asset Backed Notes
    due August 15, 2001
$186,000,000 Class A-3 5.9400% Asset Backed Notes
    due October 15, 2002
$146,125,000 Class A-4 6.1200% Asset Backed Notes
    due October 17, 2005
$32,230,000  6.100% Class B Asset Backed Notes
    due October 17, 2005
$12,086,832  Asset Backed Certificates

Payment Date:                                       15-Nov-99

(1)  Servicing Fee                                $572,182.66
     Servicing Fee Shortfall                            $0.00

(2)  Administration Fee:                              $100.00
     Administration Fee Shortfall                       $0.00

(3)  Total Distribution Amount:                $30,184,898.63

(4)  Noteholders' Interest Distributable
     Amount applicable to A-1 Notes:              $273,125.18
     Noteholders' Interest Carryover
     Shortfall applicable to A-1 Notes:                 $0.00

(5)  Noteholders' Interest Distributable
     Amount applicable to A-2 Notes:            $1,233,190.33
     Noteholders' Interest Carryover
     Shortfall applicable to A-2 Notes:                 $0.00

(6)  Noteholders' Interest Distributable
     Amount applicable to A-3 Notes:              $920,700.00
     Noteholders' Interest Carryover
     Shortfall applicable to A-3 Notes:                 $0.00

(7)  Noteholders' Interest Distributable
     Amount applicable to A-4 Notes:              $745,237.50
     Noteholders' Interest Carryover
     Shortfall applicable to A-4 Notes:                 $0.00

(8)  Noteholders' Interest Distributable
     Amount applicable to B Notes:                $145,308.35
     Noteholders' Interest Carryover
     Shortfall applicable to B Notes:                   $0.00

(9)  Noteholders' Interest Distributable Amount
     deposited into Note Distribution Account:  $3,317,561.36
     Noteholders' Interest Carryover Shortfall:         $0.00

(10) A-1 Noteholders' Monthly Principal
     Distributable Amount:                     $22,904,102.32
     % of Principal Distribution Amount
     applicable to A-1 Noteholders                      90.64%
     A-1 Noteholders' Principal
     Carryover Shortfall:                               $0.00
     A-1 Noteholders' Principal
     Distributable Amount:                     $22,904,102.32

(11) A-2 Noteholders' Monthly Principal
     Distributable Amount:                              $0.00
     % of Principal Distribution Amount
     applicable to A-2 Noteholders                       0.00%
     A-2 Noteholders' Principal
     Carryover Shortfall:                               $0.00
     A-2 Noteholders' Principal
     Distributable Amount:                              $0.00

(12) A-3 Noteholders' Monthly Principal
     Distributable Amount:                              $0.00
     % of Principal Distribution Amount
     applicable to A-3 Noteholders                       0.00%
     A-3 Noteholders' Principal
     Carryover Shortfall:                               $0.00
     A-3 Noteholders' Principal
     Distributable Amount:                              $0.00

(13) A-4 Noteholders' Monthly Principal
     Distributable Amount:                              $0.00
     % of Principal Distribution Amount
     applicable to A-4 Noteholders                       0.00%
     A-4 Noteholders' Principal
     Carryover Shortfall:                               $0.00
     A-4 Noteholders' Principal
     Distributable Amount:                              $0.00

(14) B Noteholders' Monthly Principal
     Distributable Amount:                      $1,720,841.01
     % of Principal Distribution Amount
     applicable to B Noteholders                         6.81%
     B Noteholders' Principal
     Carryover Shortfall:                               $0.00
     B Noteholders' Principal
     Distributable Amount:                      $1,720,841.01

(15) Noteholders' Principal Distribution Amount
     deposited into Note Distribution Account: $24,624,943.32
     Noteholders' Principal Carryover Shortfall:        $0.00

(16) Noteholders' Distributable Amount:        $27,942,504.68

(17) Amount to be withdrawn from the
     Reserve Account and deposited into
     Note Distribution Account:                         $0.00
     Interest Amount included above:                    $0.00
     Principal Amount included above:                   $0.00

(18) Deposit to Reserve Account from
     Collection Account to increase the amount
     on deposit in the Reserve Account
     to the Specified Reserve Account Balance           $0.00

(19) Certificateholders' Interest
     Distributable Amount:                              $0.00
     Certificateholders' Interest
     Carryover Shortfall:                               $0.00

(20) Certificateholders' Principal Distributable
     Amount applicable to current period          $645,315.38
     % of Principal Distribution Amount
     applicable to Certificate holders                   2.55%
     Certificateholders' Principal
     Carryover Shortfall:                               $0.00
     Certificateholders' Principal
     Distributable Amount:                        $645,315.38

(21) Certificateholders'
     Distributable Amount:                        $645,315.38

(22) Deposit to Reserve Account
     (from excess collections):                 $1,024,795.91

(23) Specified Reserve Account
     Balance (after all distributions
     and adjustments) :                        $14,100,482.07

(24) Reserve Account Balance
     over the Specified Reserve Account Balance
     (before any distribution of excess):      $15,125,277.98

(25) Excess Reserve Account Balance
     Distributable to Seller
     (5.05(b)(I) or (ii)):                      $1,024,795.91

(26) Note Value as of the end of
     the related Collection Period            $671,610,214.52

(27) Pool Balance (excluding Accrued
     Interest) as of close of business on
     the last day of the related
     Collection Period:                       $660,925,134.04

(28) After giving effect to all
     distributions on such Payment Date:
     Outstanding Principal Balance
     of A-1 Notes:                             $40,546,651.90
     A-1 Note Pool Factor:                          0.2423589
     Outstanding Principal Balance
     of A-2 Notes:                            $262,000,000.00
     A-2 Note Pool Factor:                          1.0000000
     Outstanding Principal Balance
     of A-3 Notes:                            $186,000,000.00
     A-3 Note Pool Factor:                          1.0000000
     Outstanding Principal Balance
     of A-4 Notes:                            $146,125,000.00
     A-4 Note Pool Factor:                          1.0000000
     Outstanding Principal Balance
     of B Notes:                               $26,864,408.58
     B Note Pool Factor:                            0.8335218
     Outstanding Principal Balance
     of the Certificates:                      $10,074,153.22
     Certificate Pool Factor:                       0.8334817

(29) Aggregate Purchase Amounts for
     related Collection Period:                         $0.00

(30) Reserve Account Balance after
     giving effect to all distributions:       $14,100,482.07

(31) Specified Reserve Account Balance
     (after all distributions and
     adjustments):                             $14,100,482.07

(32) Amount of Realized Losses for the
     related collection period:                    $59,056.97

(33) Amount of Payments that are more
     than 60 days past due:                       $773,072.00